The tax on the Group’s loss before tax differs from the theoretical amount that would arise using the weighted average tax rate applicable to profits of the consolidated companies as follows: (Details) - EUR (€)
€ in Thousands
	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Income Tax Income
Loss before tax	€ (69,979)	€ (65,302)	€ (870)
Tax calculated at domestic tax rates applicable to profits in the respective countries	18,824	16,675	1,431
Income not subject to tax (mainly R&D tax credit)	10,739	2,612	1,727
Expenses not deductible for tax purposes	(2,509)	(1,789)	(169)
Deferred tax asset not recognized	(26,902)	(15,852)	(7,405)
Utilization of previously unrecognized tax losses			5,480
Income tax credit	(459)	109	105
Effect of change in applicable tax rate	(3,291)	(771)	(1,708)
Exchange differences	296	(105)	62
Income tax of prior years	(64)	170	(256)
Minimum income tax	(80)	(141)	(142)
Income tax income/(expense)	€ (3,446)	€ 909	€ (874)
Effective income tax rate